SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 15, 1999
                        (Date of earliest event reported)

 Commission       Registrant; State of Incorporation;           I.R.S. Employer
File Number          Address; and Telephone Number            Identification No.

   1-3525    AMERICAN ELECTRIC POWER COMPANY, INC.                13-4922640
             (A New York Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000

  0-18135    AEP GENERATING COMPANY                               31-1033833
             (An Ohio Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000

   1-3457    APPALACHIAN POWER COMPANY                            54-0124790
             (A Virginia Corporation)
             40 Franklin Road, S.W.
             Roanoke, Virginia 24011
             Telephone (540) 985-2300

   1-2680    COLUMBUS SOUTHERN POWER COMPANY                      31-4154203
             (An Ohio Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000

   1-3570    INDIANA MICHIGAN POWER COMPANY                       35-0410455
             (An Indiana Corporation)
             One Summit Square
             P.O. Box 60
             Fort Wayne, Indiana 46801
             Telephone (219) 425-2111

   1-6858    KENTUCKY POWER COMPANY                               61-0247775
             (A Kentucky Corporation)
             1701 Central Avenue
             Ashland, Kentucky 41101
             Telephone (800) 572-1141

   1-6543    OHIO POWER COMPANY                                   31-4271000
             (An Ohio Corporation)
             301 Cleveland Avenue, S.W.
             Canton, Ohio 44702
             Telephone (330) 456-8173

     This combined Form 8-K is separately filed by American Electric Power Company, Inc., ("AEP"), AEP Generating Company ("AEGCo"), Appalachian Power Company ("APCo"), Columbus Southern Power Company ("CSPCo"), Indiana Michigan Power Company ("I&M"), Kentucky Power Company ("KEPCo"), and Ohio Power Company ("OPCo"). Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to any of AEGCo, APCo, CSPCo, I&M, KEPCo or OPCo is also attributed to AEP.

Item 5.  Other Events.

      Reference is made to page 33 of the Annual Report on Form 10-K for the year ended December 31, 1998, pages II-1 and II-2 of the Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, and pages II-3 and II-4 of the Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, for a discussion of an investigation by the U. S. Environmental Protection Agency under Section 114 of the Clean Air Act focused on assessing compliance with the New Source Review and New Source Performance Standard provisions. In a letter dated September 15, 1999, the Attorney General of the State of New York notified AEP, APCo, I&M, KEPCo and OPCo of his intent to commence a civil action pursuant to Section 304 of the Clean Air Act to compel compliance with the New Source Review and New Source Performance Standard provisions relating to modifications and alterations of generating units by the following AEP System power plants:

        AEP                   AEP Power Plants Identified by New York
      Company                 Attorney General with Alleged Violations

        APCo                      Clinch River Plant
                                  Kanawha River Plant
                                  John Amos Unit 1

        I&M                       Tanners Creek Plant

       KEPCo                      Big Sandy Plant

        OPCo                      Phillip Sporn Units 2, 4 and 5
                                  Kammer Plant
                                  Mitchell Plant
                                  Muskingum River Units 3, 4 and 5
                                  Gavin Plant
                                  Cardinal Unit 1

      In addition, the Attorney General's letter indicated that he may assert claims under the State common law of public nuisance seeking to recover, among other things, compensation for alleged environmental damage caused in New York by APCo, I&M, KEPCo and OPCo.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              Registrant


                             By: /s/ Henry W. Fayne
                                 Henry W. Fayne
                                   Vice President and Chief Financial
                                      Officer of the Registrant


                              AEP GENERATING COMPANY
                              Registrant

                              APPALACHIAN POWER COMPANY
                              Registrant

                              COLUMBUS SOUTHERN POWER COMPANY
                              Registrant

                              INDIANA MICHIGAN POWER COMPANY
                              Registrant

                              KENTUCKY POWER COMPANY
                              Registrant

                              OHIO POWER COMPANY
                              Registrant

                             By: /s/ Henry W. Fayne
                                    Henry W. Fayne
                                    Vice President of each Registrant

September 23, 1999